POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the "Trust"), a Delaware statutory trust, hereby revokes all previous appointments and appoints Katherine M. Honey and/or Ashley E. Harris, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.
IN WITNESS WHEREOF, the undersigned has executed this instrument on this 2nd day of June, 2016.

/s/ Cassie Lower	/s/ James H. Speed, Jr.
Witness	James H. Speed, Jr. Chairman and Independent Trustee
Cassie Lower Print Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the "Trust"), a Delaware statutory trust, hereby revokes all previous appointments and appoints Katherine M. Honey and/or Ashley E. Harris, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.
IN WITNESS WHEREOF, the undersigned has executed this instrument on this 2nd day of June, 2016.

/s/ Teresa D. Quinn	/s/ J. Buckley Strandberg
Witness	J. Buckley Strandberg Independent Trustee
J. Buckley Strandberg Print Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the "Trust"), a Delaware statutory trust, hereby revokes all previous appointments and appoints Katherine M. Honey and/or Ashley E. Harris, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.
IN WITNESS WHEREOF, the undersigned has executed this instrument on this 2nd day of June, 2016.

/s/ Sally Stephens	/s/ Michael G. Mosley
Witness	Michael G. Mosley Independent Trustee
Sally Stephens Print Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the "Trust"), a Delaware statutory trust, hereby revokes all previous appointments and appoints Katherine M. Honey and/or Ashley E. Harris, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.
IN WITNESS WHEREOF, the undersigned has executed this instrument on this 2nd day of June, 2016.

/s/ Sheryl H. Barnes	/s/ Theo H. Pitt, Jr.
Witness	Theo H. Pitt, Jr. Independent Trustee
Sheryl H. Barnes Print Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the "Trust"), a Delaware statutory trust, hereby revokes all previous appointments and appoints Katherine M. Honey and/or Ashley E. Harris, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 2nd day of June, 2016.

/s/ Cassie Lower	/s/ Katherine M. Honey
Witness	Katherine M. Honey President Starboard Investment Trust
Cassie Lower Print Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the "Trust"), a Delaware statutory trust, hereby revokes all previous appointments and appoints Katherine M. Honey and/or Ashley E. Harris, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 2nd day of June, 2016.

/s/ Sheryl H. Barnes	/s/ Mathew J. Beck
Witness	Matthew J. Beck Secretary Starboard Investment Trust
Sheryl H. Barnes Print Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the "Trust"), a Delaware statutory trust, hereby revokes all previous appointments and appoints Katherine M. Honey and/or Ashley E. Harris, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 2nd day of June, 2016.

/s/ Sheryl H. Barnes	/s/ Ashley E. Harris
Witness	Ashley E. Harris Treasurer and Assistant Secretary Starboard Investment Trust
Sheryl H. Barnes Print Name